UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21064

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  June 30, 2007

Date of reporting period:    December 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Global Research Growth Fund


December 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




February 27, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Research Growth Fund (the "Fund") for the semi-annual reporting period ended December 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by AllianceBernstein for their growth potential. Examples of the types of market sectors into which AllianceBernstein may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and consumer growth. AllianceBernstein will allocate the Fund's investments among selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. Within each sector, stock selection will emphasize investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging-market countries. The Fund may also invest in synthetic foreign equity securities. The Fund normally invests in approximately 100-150 companies.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended December 31, 2006.

The Fund underperformed its benchmark during the six-month period ended December 31, 2006. Most of the Fund's underperformance can be attributed to adverse sector selection. The Fund's underweighted position in utilities and telecommunications companies had a negative impact on relative performance, as did its overweighted position in energy and health care companies. Stock selection made a modest positive contribution to performance, but not enough to offset the negative impact of sector selection.

Stock selection within most sectors was favorable; selections within the financial and industrial sectors made the biggest positive contributions to Fund performance. Stock selection in the energy sector was an important exception. Energy stocks made a notable negative contribution to Fund performance.

On a country level, the Fund's overweighted exposure to China and Switzerland, and to a lesser extent the United Kingdom, had a notable positive impact on performance, while the Fund's underweighted exposure to Spain had a notable negative impact. Stock selection in the United Kingdom and Switzerland made a notable positive contribution to performance. While the Fund benefited from its ex-


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 1


posure to a strong Chinese stock market, stock selection within China itself was a relative detractor from Fund performance, and partially offset the positive impact of an overweighted position in China. Most importantly, stock selection in the United States had the most adverse impact on Fund performance.

The Fund also underperformed its benchmark for the 12-month period ended December 31, 2006. Most of the Fund's underperformance can be attributed to adverse sector selection. Stock selection, however, also made a negative contribution to performance. At the most general level of analysis, growth stocks underperformed the overall stock market during the 12-month period. The underperformance of growth stocks created a challenging environment for a growth-oriented fund.

On the sector level, the Fund's underweighted position in utilities and telecommunications companies made a negative contribution to performance during a period when those sectors performed well. The Fund's overweighted position in health care and technology stocks also made a negative contribution to performance. Within the different sectors, stock selection in the energy sector made a notable positive contribution to Fund performance. This was more than offset, however, by negative stock selection in other sectors, including the health care and technology sectors.

On a country level, the Fund's overweighted position in China made a notable positive contribution to Fund performance. Stock selection in the United Kingdom also made a notable positive contribution to performance. As with the six-month period, stock selection in the United States, however, had a notable negative impact on performance.

Market Review and Investment Strategy

The global markets performed quite well during 2006. Most of the gains occurred during the six-month period ended December 31, 2006. The markets started the year very strongly, and then sold off sharply beginning in early May, as investors appeared to become more worried about the prospects for economic growth. By late July, however, investors appeared to regain confidence, and the markets advanced steadily for the rest of the year. As noted earlier, the environment was less favorable for growth stocks than for the overall market. The unfavorable performance of growth-oriented stocks was somewhat contrary to the Global Research Growth Fund management team's (the "team's") expectations, since it thought narrower valuation spreads would tend to make the market environment more favorable for stocks with superior growth characteristics.

The team made several notable changes in sector weights during the year. It increased the Fund's exposure to the financial sector from a modest underweight to a modest overweight. The Fund has a large overweight in companies with exposure to the capital markets, and is underweighted in commercial banks. The team also reduced the Fund's exposure to the energy and


2 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


natural resources area from an overweight to approximately a market weight. The reduction in exposure was partly a result of the team's opinion that the Fund had achieved reasonable profits in certain stocks, and partly a result of a general thesis that the current environment supported a reduction in exposure to energy and natural resources stocks. The team has made a significant reduction in the Fund's exposure to the oil service industry, but it still remains overweighted relative to the benchmark.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in a limited number of industry sectors and issues, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest a significant portion of its assets in foreign securities, including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in some cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED DECEMBER 31, 2006                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund
  Class A                                              10.85%        14.75%
  Class B                                              10.48%        13.99%
  Class C                                              10.48%        13.99%
  Advisor Class*                                       11.03%        15.12%
  Class R*                                             10.70%        14.54%
  Class K*                                             10.96%        14.87%
  Class I*                                             11.04%        15.15%
MSCI World Index                                       13.21%        20.07%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2006
--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                             14.75%          9.86%
Since Inception*                   17.42%         16.29%

Class B Shares
1 Year                             13.99%          9.99%
Since Inception*                   16.61%         16.61%

Class C Shares
1 Year                             13.99%         12.99%
Since Inception*                   16.61%         16.61%

Advisor Class Shares+
1 Year                             15.12%         15.12%
Since Inception*                   17.77%         17.77%

Class R Shares+
1 Year                             14.54%         14.54%
Since Inception*                   19.21%         19.21%

Class K Shares+
1 Year                             14.87%         14.87%
Since Inception*                   16.30%         16.30%

Class I Shares+
1 Year                             15.15%         15.15%
Since Inception*                   16.56%         16.56%


* Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             9.86%
Since Inception*                                  16.29%

Class B Shares
1 Year                                             9.99%
Since Inception*                                  16.61%

Class C Shares
1 Year                                            12.99%
Since Inception*                                  16.61%

Advisor Class Shares+
1 Year                                            15.12%
Since Inception*                                  17.77%

Class R Shares+
1 Year                                            14.54%
Since Inception*                                  19.21%

Class K Shares+
1 Year                                            14.87%
Since Inception*                                  16.30%

Class I Shares+
1 Year                                            15.15%
Since Inception*                                  16.56%


* Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                            Ending
                        Account Value                      Account Value                    Expenses Paid
                        July 1, 2006                    December 31, 2006                   During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A         $1,000          $1,000           $1,108.46         $1,017.64           $ 7.97          $ 7.63
Class B         $1,000          $1,000           $1,104.83         $1,014.12           $11.67          $11.17
Class C         $1,000          $1,000           $1,104.83         $1,014.12           $11.67          $11.17
Advisor
Class           $1,000          $1,000           $1,110.29         $1,019.16           $ 6.38          $ 6.11
Class R         $1,000          $1,000           $1,106.99         $1,016.64           $ 9.03          $ 8.64
Class K         $1,000          $1,000           $1,109.62         $1,017.90           $ 7.71          $ 7.38
Class I         $1,000          $1,000           $1,110.37         $1,019.16           $ 6.38          $ 6.11


* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


PORTFOLIO SUMMARY
December 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $127.6

SECTOR BREAKDOWN*
[ ]  28.2%   Finance                    [PIE CHART OMITTED]
[ ]  12.8%   Health Care
[ ]  11.1%   Technology
[ ]   8.5%   Consumer Services
[ ]   8.4%   Energy
[ ]   8.0%   Basic Industry
[ ]   6.8%   Consumer Staples
[ ]   5.3%   Consumer Manufacturing
[ ]   5.1%   Capital Goods
[ ]   1.3%   Multi-Industry Companies
[ ]   1.3%   Aerospace & Defense
[ ]   0.6%   Utilities

[ ]   2.6%   Short-Term


COUNTRY BREAKDOWN*
[ ]  49.2%   United States              [PIE CHART OMITTED]
[ ]  11.6%   Switzerland
[ ]  10.9%   Japan
[ ]   6.5%   United Kingdom
[ ]   2.9%   Brazil
[ ]   2.8%   France
[ ]   2.2%   Bermuda
[ ]   2.1%   Italy
[ ]   1.6%   Australia
[ ]   1.6%   China
[ ]   1.2%   Russia
[ ]   1.0%   Taiwan
[ ]   3.8%   Other
[ ]   2.6%   Short-Term


* All data are as of December 31, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1% weightings in the following countries: Germany, Greece, Hong Kong, India, Ireland, Israel, Mexico, Netherlands, South Korea, Spain, and Sweden.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 9


TEN LARGEST HOLDINGS*
December 31, 2006 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Credit Suisse Group                              $  4,427,648           3.5%
Citigroup, Inc.                                     3,882,290           3.0
American International Group, Inc.                  3,704,822           2.9
Mitsubishi UFJ Financial Group, Inc.                3,101,450           2.4
UBS AG                                              3,029,517           2.4
Nomura Holdings, Inc.                               2,737,276           2.2
Halliburton Co.                                     2,713,770           2.1
UniCredito Italiano SpA                             2,374,051           1.9
Procter & Gamble Co.                                2,340,713           1.8
Noble Energy, Inc.                                  2,277,829           1.8
                                                 $ 30,589,366          24.0%


*  Long-term investments.


10 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


PORTFOLIO OF INVESTMENTS
December 31, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.6%

Finance-28.0%
Banking - Money Center-10.0%
Credit Suisse Group                                    63,508     $   4,427,648
JPMorgan Chase & Co.                                   46,000         2,221,800
Mitsubishi UFJ Financial Group, Inc.                      250         3,101,450
UBS AG                                                 50,060         3,029,517
                                                                  -------------
                                                                     12,780,415
Banking - Regional-2.7%
Macquarie Bank Ltd.                                    16,294         1,012,762
UniCredito Italiano SpA                               271,577         2,374,051
                                                                  -------------
                                                                      3,386,813
Brokerage & Money Management-6.3%
Banco Itau Holding Financeira, SA                      20,400           739,040
Franklin Resources, Inc.                                8,900           980,513
Janus Capital Group, Inc.                              62,700         1,353,693
Legg Mason, Inc.                                       10,600         1,007,530
Merrill Lynch & Co., Inc.                              13,400         1,247,540
Nomura Holdings, Inc.                                 145,100         2,737,276
                                                                  -------------
                                                                      8,065,592
Insurance-5.0%
American International Group, Inc.                     51,700         3,704,822
Axis Capital Holdings Ltd.                             12,300           410,451
QBE Insurance Group, Ltd.                              46,639         1,058,184
Swiss Reinsurance                                      14,346         1,215,836
                                                                  -------------
                                                                      6,389,293
Miscellaneous-4.0%
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                               1,200           611,700
Citigroup, Inc.                                        69,700         3,882,290
NYSE Group, Inc.(a)                                     6,200           602,640
                                                                  -------------
                                                                      5,096,630
                                                                  -------------
                                                                     35,718,743
Health Care-12.7%
Biotechnology-1.5%
Genentech, Inc.(a)                                     12,610         1,023,049
Gilead Sciences, Inc.(a)                               12,100           785,653
Medimmune, Inc.(a)                                      5,200           168,324
                                                                  -------------
                                                                      1,977,026
Drugs-6.2%
Allergan, Inc.                                          6,275           751,368
AstraZeneca PLC (ADR)                                   3,505           187,693
Eli Lilly & Co.                                        10,200           531,420
Merck & Co. Inc.                                       31,400         1,369,040
Novartis AG                                            12,224           702,223
Ranbaxy Laboratories Ltd. (GDR)                        11,535           102,110


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Roche Holding AG                                        7,454     $   1,333,622
Sanofi-Aventis                                          7,015           646,788
Shionogi & Co., Ltd.                                   24,000           471,340
Takeda Pharmaceutical Co., Ltd.                         6,100           418,070
Teva Pharmaceutical Industries Ltd. (ADR)              22,900           711,732
Wyeth                                                  13,000           661,960
                                                                  -------------
                                                                      7,887,366
Medical Products-1.8%
Alcon, Inc.                                             8,850           989,165
Becton Dickinson & Co.                                  7,000           491,050
Nobel Biocare Holding AG                                2,597           766,029
                                                                  -------------
                                                                      2,246,244
Medical Services-3.2%
Laboratory Corp. of America Holdings(a)                 5,700           418,779
Medco Health Solutions, Inc.(a)                         7,000           374,080
UnitedHealth Group, Inc.                               26,250         1,410,412
WellPoint, Inc.(a)                                     23,650         1,861,019
                                                                  -------------
                                                                      4,064,290
                                                                  -------------
                                                                     16,174,926
Technology-11.0%
Communication Equipment-1.8%
Cisco Systems, Inc.(a)                                 51,896         1,418,318
Juniper Networks, Inc.(a)                              17,900           339,026
QUALCOMM, Inc.                                         13,100           495,049
                                                                  -------------
                                                                      2,252,393
Computer Hardware/Storage-1.6%
Apple Computer, Inc.(a)                                 9,600           814,464
High Tech Computer Corp.                                7,200           142,011
NEC Corp.                                              36,000           172,626
Sun Microsystems, Inc.(a)                             173,091           938,153
                                                                  -------------
                                                                      2,067,254
Computer Peripherals-0.3%
Network Appliance, Inc.(a)                             10,200           400,656

Computer Services-0.8%
CapGemini, SA                                           5,719           357,809
Fiserv, Inc.(a)                                         4,900           256,858
Infosys Technologies Ltd. (ADR)                         7,900           431,024
                                                                  -------------
                                                                      1,045,691
Contract Manufacturing-0.3%
HON HAI Precision Industry Co., Ltd. (GDR)(b)          21,517           307,056

Electronic Components-0.1%
AU Optronics Corp.                                     99,350           136,830

Internet Infrastructure-0.5%
Akamai Technologies, Inc.(a)                            8,000           424,960
Fastweb                                                 4,451           253,950
                                                                  -------------
                                                                        678,910


12 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Internet Media-0.9%
Google, Inc.-Class A(a)                                 2,376     $   1,094,101

Miscellaneous-1.0%
Canon, Inc.                                            16,050           903,617
Hoya Corp.                                             10,500           409,257
                                                                  -------------
                                                                      1,312,874
Semiconductor Capital Equipment-0.3%
ASML Holding NV(a)                                     12,531           309,245

Semiconductor Components-1.1%
Advanced Semiconductor Engineering, Inc.(a)           169,000           189,728
Broadcom Corp.-Class A(a)                               5,150           166,396
Novatek Microelectronics Corp., Ltd.                   39,000           175,663
NVIDIA Corp.(a)                                        12,200           451,522
Samsung Electronics Co., Ltd.                             205           134,482
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                           27,342           298,848
                                                                  -------------
                                                                      1,416,639
Software-2.3%
Adobe Systems, Inc.(a)                                  8,708           358,073
Citrix Systems, Inc.(a)                                 6,100           165,005
Microsoft Corp.                                        45,400         1,355,644
Oracle Corp.(a)                                        32,400           555,336
SAP AG                                                 10,136           538,605
                                                                  -------------
                                                                      2,972,663
                                                                  -------------
                                                                     13,994,312
Consumer Services-8.4%
Advertising-0.1%
Monster Worldwide, Inc.(a)                              4,100           191,224

Airlines-0.6%
easyJet PLC(a)                                         59,576           715,057

Broadcasting & Cable-1.5%
Comcast Corp.-Class A(a)                               26,000         1,100,580
Societe Television Francaise 1                         22,849           846,753
                                                                  -------------
                                                                      1,947,333
Cellular Communications-0.9%
America Movil SA de CV Series L (ADR)                  20,600           931,532
China Mobile Ltd.                                      29,000           249,978
                                                                  -------------
                                                                      1,181,510
Entertainment & Leisure-0.1%
OPAP, SA                                                4,140           159,876

Miscellaneous-0.2%
Electronic Arts, Inc.(a)                                5,200           261,872


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 13


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Restaurants & Lodging-2.5%
Accor, SA                                              10,431     $     806,584
Ctrip.com International Ltd. (ADR)                      2,500           156,200
Hilton Hotels Corp.                                    37,100         1,294,790
Punch Taverns PLC                                      38,493           962,512
                                                                  -------------
                                                                      3,220,086
Retail - General Merchandise-2.5%
Best Buy Co., Inc.                                     14,500           713,255
Kohl's Corp.(a)                                        12,300           841,689
Marks & Spencer Group PLC                              42,119           590,251
Target Corp.                                           17,100           975,555
                                                                  -------------
                                                                      3,120,750
                                                                  -------------
                                                                     10,797,708
Energy-8.3%
Domestic Producers-1.8%
Noble Energy, Inc.                                     46,420         2,277,829
                                                                  -------------
International-1.3%
LUKOIL (ADR)                                            8,559           752,764
Petroleo Brasileiro, SA (NY) (ADR)                     10,200           953,496
                                                                  -------------
                                                                      1,706,260
Oil Service-5.2%
BJ Services Co.                                        37,200         1,090,704
GlobalSantaFe Corp.                                    21,000         1,234,380
Halliburton Co.                                        87,400         2,713,770
Nabors Industries Ltd.(a)                              52,200         1,554,516
                                                                  -------------
                                                                      6,593,370
                                                                  -------------
                                                                     10,577,459
Basic Industry-8.0%
Chemicals-2.0%
Air Products & Chemicals, Inc.                         20,200         1,419,656
Hitachi Chemical Co., Ltd.                             40,200         1,107,751
                                                                  -------------
                                                                      2,527,407
Mining & Metals-6.0%
China Shenhua Energy Co., Ltd.-Class H                639,500         1,537,385
Cia Vale do Rio Doce (ADR)                             49,500         1,472,130
Cia Vale do Rio Doce (Sponsored) (ADR)                 16,800           441,000
MMC Norilsk Nickel (ADR)                                4,472           702,104
Rio Tinto PLC                                          33,646         1,783,109
Xstrata PLC                                            34,528         1,718,098
                                                                  -------------
                                                                      7,653,826
                                                                  -------------
                                                                     10,181,233
Consumer Staples-6.7%
Beverages-0.7%
SABMiller PLC                                          40,620           932,681


14 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Food-2.1%
Hershey Co.                                            10,300     $     512,940
Nestle, SA                                              3,364         1,193,235
WM Wrigley Jr. Co.                                     18,475           955,527
                                                                  -------------
                                                                      2,661,702
Household Products-1.8%
Procter & Gamble Co.                                   36,420         2,340,713

Tobacco-2.1%
Altria Group, Inc.                                     23,100         1,982,442
British American Tobacco PLC                           24,977           699,388
                                                                  -------------
                                                                      2,681,830
                                                                  -------------
                                                                      8,616,926
Consumer Manufacturing-5.3%
Auto & Related-2.4%
Denso Corp.                                            13,600           539,251
Honda Motor Co., Ltd.                                  15,400           607,825
Toyota Motor Corp.                                     28,000         1,873,956
                                                                  -------------
                                                                      3,021,032
Building & Related-2.3%
American Standard Cos., Inc.                           13,180           604,303
China Communications Construction Co.,
  Ltd.-Class H(a)                                      37,000            36,580
CRH PLC                                                17,980           747,600
Daiwa House Industry Co., Ltd.                         17,000           294,609
Pulte Homes, Inc.                                       9,400           311,328
Vinci, SA                                               7,123           907,838
                                                                  -------------
                                                                      2,902,258
Miscellaneous-0.6%
Bunge, Ltd.                                            11,200           812,112
                                                                  -------------
                                                                      6,735,402
Capital Goods-5.1%
Electrical Equipment-1.3%
Atlas Copco AB-Class A                                 19,451           651,279
Emerson Electric Co.                                   22,400           987,616
                                                                  -------------
                                                                      1,638,895
Engineering & Construction-1.3%
ABB Ltd.                                               59,415         1,063,978
Fluor Corp.                                             7,000           571,550
                                                                  -------------
                                                                      1,635,528
Miscellaneous-2.5%
General Electric Co.                                   55,980         2,083,016
Nitto Denko Corp.                                       1,600            79,926
United Technologies Corp.                              17,000         1,062,840
                                                                  -------------
                                                                      3,225,782
                                                                  -------------
                                                                      6,500,205


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 15


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Multi-Industry Companies-1.3%
Multi-Industry Companies-1.3%
Danaher Corp.                                          11,490     $     832,336
Mitsui & Co., Ltd.                                     54,000           809,129
                                                                  -------------
                                                                      1,641,465
Aerospace & Defense-1.3%
Aerospace-1.3%
BAE Systems PLC                                        68,685           571,018
Boeing Co.                                             12,000         1,066,080
                                                                  -------------
                                                                      1,637,098
Utilities-0.5%
Telephone Utility-0.5%
AT&T, Inc.                                              5,100           182,325
Nippon Telegraph & Telephone Corp.                         62           305,752
Telefonica, SA                                         10,190           216,341
                                                                  -------------
                                                                        704,418
Total Common Stocks
  (cost $103,391,299)                                               123,279,895

SHORT-TERM INVESTMENT-2.6%
Time Deposit-2.6%
The Bank of New York
  4.25%, 1/02/07 (cost $3,295,000)                   $  3,295         3,295,000

Total Investments-99.2%
  (cost $106,686,299)                                               126,574,895
Other assets less liabilities-0.8%                                      980,318

Net Assets-100.0%                                                 $ 127,555,213


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of this security amounted to $307,056 or 0.2% of net assets.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Reciept

See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
December 31, 2006 (unaudited)


Assets
Investments in securities, at value (cost $106,686,299)           $ 126,574,895
Foreign cash, at value (cost $676,176)                                  685,314
Receivable for investment securities sold and foreign
  currency contracts                                                    391,503
Receivable for capital stock sold                                       233,151
Dividends and interest receivable                                       180,351
Total assets                                                        128,065,214

Liabilities
Due to custodian                                                            283
Payable for investment securities purchased and foreign
  currency contracts                                                    173,322
Payable for capital stock redeemed                                      106,055
Custodian fee payable                                                    64,748
Audit fee payable                                                        39,119
Advisory fee payable                                                     35,818
Printing fee payable                                                     34,182
Legal fee payable                                                        29,136
Distribution fee payable                                                 19,269
Transfer Agent fee payable                                                1,633
Accrued expenses                                                          6,436
Total liabilities                                                       510,001
Net Assets                                                        $ 127,555,213

Composition of Net Assets
Capital stock, at par                                             $       7,258
Additional paid-in capital                                          105,049,365
Distributions in excess of net investment income                       (123,887)
Accumulated net realized gain on investment and foreign
  currency transactions                                               2,721,871
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities                19,900,606
                                                                  $ 127,555,213

Net Assets Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares          Net Asset
Class               Net Assets         Outstanding          Value
-------------------------------------------------------------------------
A                  $ 52,820,995          3,014,080         $ 17.52*
B                  $  3,019,318            178,240         $ 16.94
C                  $  3,946,679            233,007         $ 16.94
Advisor            $ 67,731,922          3,830,590         $ 17.68
R                  $     10,432                598         $ 17.44
K                  $     13,751            783.654         $ 17.55
I                  $     12,116            688.705         $ 17.59


* The maximum offering price per share for Class A shares was $18.30 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 17


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $9,828)                                      $    698,772
Interest                                                85,480     $    784,252

Expenses
Advisory fee                                           488,665
Distribution fee--Class A                               79,169
Distribution fee--Class B                               14,444
Distribution fee--Class C                               17,702
Distribution fee--Class R                                   22
Distribution fee--Class K                                   15
Transfer agency--Class A                                18,981
Transfer agency--Class B                                 1,564
Transfer agency--Class C                                 1,554
Transfer agency--Advisor Class                          24,949
Transfer agency--Class R                                     6
Transfer agency--Class K                                     8
Transfer agency--Class I                                     7
Custodian                                              140,475
Registration                                            73,558
Administrative                                          42,000
Legal                                                   34,106
Audit                                                   21,051
Printing                                                14,930
Directors' fees                                         12,909
Miscellaneous                                           10,245
Total expenses                                         996,360
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (102,013)
Less: expense offset arrangement
  (see Note B)                                          (1,131)
Net expenses                                                            893,216
Net investment loss                                                    (108,964)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                             3,368,145
  Foreign currency transactions                                         (66,351)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        10,491,693
  Foreign currency denominated
    assets and liabilities                                                7,760
Net gain on investment and foreign
  currency transactions                                              13,801,247

Net Increase in Net Assets from
  Operations                                                       $ 13,692,283


See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                  December 31,     Year Ended
                                                      2006          June 30,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $     (108,964)  $      378,207
Net realized gain on investment and
  foreign currency transactions                      3,301,794        8,262,564
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                10,499,453        3,977,974
Contribution from Adviser                                   -0-          15,909
Net increase in net assets from
  operations                                        13,692,283       12,634,654

Dividends and Distributions to
Shareholders from
Net investment income
  Advisor Class                                       (186,780)              -0-
  Class I                                                  (26)              -0-
Net realized gain on investment and
  foreign currency transactions
  Class A                                           (2,837,345)      (1,264,354)
  Class B                                             (168,559)         (36,926)
  Class C                                             (215,564)         (39,669)
  Advisor Class                                     (4,023,883)      (1,003,820)
  Class R                                                 (561)            (195)
  Class K                                                 (708)            (344)
  Class I                                                 (683)            (341)

Capital Stock Transactions
Net increase (decrease)                             (3,584,187)      52,942,875
Total increase                                       2,673,987       63,231,880

Net Assets
Beginning of period                                124,881,226       61,649,346
End of period (including distributions in
  excess of net investment income and
  undistributed net investment income
  of ($123,887) and $171,883,
  respectively)                                 $  127,555,213   $  124,881,226


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 19


NOTES TO FINANCIAL STATEMENTS
December 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Research Growth Fund, Inc. (the "Fund") was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid


20 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 21


investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


22 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the first $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion and .85% in excess of $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the
average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2006, such reimbursement amounted to $60,013.

During the year ended June 30, 2006, the Adviser reimbursed the Portfolio $15,909 for trading losses incurred due to a trade entry error.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended December 31, 2006, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $42,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABISmay make payments to intermediaries that provide omnibus account services, subaccounting services and/or networking services. The compensation retained by ABIS amounted to $14,044 for the six months ended December 31, 2006.

For the six months ended December 31, 2006, the Fund's expenses were reduced by $1,131 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,928 from the sales of Class A shares and received $0, $2,808 and $333 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2006.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 23


Brokerage commissions paid on investment transactions for the six months ended December 31, 2006, amounted to $107,583, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $41,864, $62,645, $1,664 and $239 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2006, were as follows:

                                                   Purchases         Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $   41,322,613   $   51,180,691
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $   20,888,099
Gross unrealized depreciation                                          (999,503)
Net unrealized appreciation                                      $   19,888,596


24 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Class A, Class B, Class C, Class R & Advisor Class each consists of 6,000,000,000 authorized shares. Class K &I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                      December 31,   Year Ended    December 31,    Year Ended
                         2006         June 30,         2006         June 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold              378,062     1,106,431    $  6,476,201    $ 18,307,697
Shares issued in
  reinvestment
  of dividends
  and distributions      163,582        79,283       2,772,714       1,251,883
Shares converted
  from Class B             1,764         4,937          30,318          82,065
Shares redeemed         (543,881)     (522,362)     (9,507,240)     (8,759,714)
Net increase
  (decrease)                (473)      668,289    $   (228,007)   $ 10,881,931


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 25


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                      December 31,   Year Ended    December 31,    Year Ended
                         2006         June 30,         2006         June 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class B
Shares sold               32,082       140,391    $    528,324    $  2,282,353
Shares issued in
  reinvestment
  of dividends
  and distributions        8,186         1,851         134,165          28,524
Shares converted
  to Class A              (1,821)       (5,065)        (30,318)        (82,065)
Shares redeemed          (27,870)      (14,773)       (462,919)       (238,187)
Net increase              10,577       122,404    $    169,252    $  1,990,625

Class C
Shares sold               44,044       173,000    $    732,434    $  2,893,505
Shares issued in
  reinvestment
  of dividends
  and distributions        9,399         2,212         154,049          34,094
Shares redeemed          (21,338)      (40,241)       (352,507)       (629,302)
Net increase              32,105       134,971    $    533,976    $  2,298,297

Advisor Class
Shares sold              334,630     2,914,686    $  5,781,668    $ 48,887,376
Shares issued in
  reinvestment
  of dividends
  and distributions      245,700        56,871       4,199,005         904,814
Shares redeemed         (801,296)     (713,240)    (14,044,688)    (12,020,592)
Net increase
  (decrease)            (220,966)    2,258,317    $ (4,064,015)   $ 37,771,598

Class R
Shares sold                  171            24    $      2,922    $        418
Shares issued in
  reinvestment
  of dividends
  and distributions           10            -0-            171              -0-
Net increase                 181            24    $      3,093    $        418


26 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                      December 31,   Year Ended    December 31,    Year Ended
                         2006         June 30,         2006         June 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class K
Shares sold                   86            -0-   $      1,489    $          2
Shares issued in
  reinvestment
  of dividends
  and distributions            1            -0-(a)          25               3
Net increase                  87            -0-   $      1,514    $          5

Class I
Shares sold                   -0-           -0-   $         -0-   $          1
Net increase                  -0-           -0-   $         -0-   $          1


(a) Share amount is less than one full share.


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2006.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 27


NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      976,169   $       68,972
  Net long-term capital gains                    1,369,480          267,456
Total distributions paid                    $    2,345,649   $      336,428


As of June 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      357,674
Accumulated capital and other gains                               6,697,458
Unrealized appreciation/(depreciation)                            9,186,126(a)
Total accumulated earnings/(deficit)                         $   16,241,258(b)


(a) The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to tax treatment of organizational expenses.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse


28 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 29


Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall


30 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 31


certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after


32 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 33


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class A
                                    --------------------------------------------------------------------
                                      Six Months
                                        Ended                                                 July 22,
                                     December 31,              Year Ended June 30,           2002(a) to
                                         2006      ---------------------------------------    June 30,
                                     (unaudited)       2006          2005         2004          2003
                                    -------------  ------------  ------------  -----------  ------------
Net asset value,
  beginning of period                 $16.73          $14.47         $13.23       $11.33       $10.00

Income from Investment
  Operations
Net investment
  income (loss)(b)                      (.03)(c)         .03(c)        (.02)(c)     (.01)(d)     (.01)(d)
Net realized and unrealized
  gain on investment and
  foreign currency
  transactions                          1.81            2.73           1.35         2.68         1.34
Contribution from Advisor                 -0-             -0-(e)         -0-          -0-          -0-
Net increase in net asset value
  from operations                       1.78            2.76           1.33         2.67         1.33

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  -0-             -0-            -0-(e)     (.01)          -0-
Distributions from net realized
  gain on investment and
  foreign currency
  transactions                          (.99)           (.50)          (.09)        (.76)          -0-
Total dividends and
  distributions                         (.99)           (.50)          (.09)        (.77)          -0-
Net asset value, end of period        $17.52          $16.73         $14.47       $13.23       $11.33

Total Return
Total investment return
  based on net asset value(f)          10.85%          19.25%         10.06%       23.86%       13.30%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $52,821         $50,432        $33,944      $20,562           $1
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements              1.50%(g)        1.50%(h)       1.50%        1.50%        1.70%(g)
  Expenses, before
    waivers/reimbursements              1.66%(g)        1.93%(h)       2.51%        7.68%       19.19%(g)
  Net investment
    income (loss)                       (.29)%(c)(g)     .18%(c)(h)    (.15)%(c)    (.16)%(d)    (.07)%(d)(g)
Portfolio turnover rate                   33%             79%            66%          85%          62%


See footnote summary on page 40.


34 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class B
                                    --------------------------------------------------------------------
                                      Six Months
                                        Ended                                                 July 22,
                                     December 31,              Year Ended June 30,           2002(a) to
                                         2006      ---------------------------------------    June 30,
                                     (unaudited)       2006          2005         2004          2003
                                    -------------  ------------  ------------  -----------  ------------
Net asset value,
  beginning of period                 $16.26          $14.17         $13.04       $11.26       $10.00

Income from Investment
  Operations
Net investment loss(b)                  (.08)(c)        (.05)(c)       (.09)(c)     (.18)(d)     (.07)(d)
Net realized and unrealized
  gain on investment and
  foreign currency
  transactions                          1.75            2.64           1.31         2.72         1.33
Contribution from Advisor                 -0-             -0-(e)         -0-          -0-          -0-
Net increase in net asset value
  from operations                       1.67            2.59           1.22         2.54         1.26

Less: Distributions
Distributions from net realized
  gain on investment and
  foreign currency
  transactions                          (.99)           (.50)          (.09)        (.76)          -0-
Net asset value, end of period        $16.94          $16.26         $14.17       $13.04       $11.26

Total Return
Total investment return
  based on net asset value(f)          10.48%          18.44%          9.34%       22.87%       12.60%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $3,019          $2,726           $641         $162           $1
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements              2.20%(g)        2.20%(h)       2.20%        2.21%        2.40%(g)
  Expenses, before
    waivers/reimbursements              2.40%(g)        2.60%(h)       3.44%       11.40%       19.94%(g)
  Net investment loss                   (.99)%(c)(g)    (.33)%(c)(h)   (.67)%(c)   (2.22)%(d)    (.78)%(d)(g)
Portfolio turnover rate                   33%             79%            66%          85%          62%


See footnote summary on page 40.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class C
                                    --------------------------------------------------------------------
                                      Six Months
                                        Ended                                                 July 22,
                                     December 31,              Year Ended June 30,           2002(a) to
                                         2006      ---------------------------------------    June 30,
                                     (unaudited)       2006          2005         2004          2003
                                    -------------  ------------  ------------  -----------  ------------
Net asset value,
  beginning of period                 $16.26          $14.17         $13.04       $11.26       $10.00

Income from Investment
  Operations
Net investment loss(b)                  (.08)(c)        (.05)(c)       (.11)(c)     (.08)(d)     (.07)(d)
Net realized and unrealized
  gain on investment and
  foreign currency
  transactions                          1.75            2.64           1.33         2.62         1.33
Contribution from Advisor                 -0-             -0-(e)         -0-          -0-          -0-
Net increase in net asset value
  from operations                       1.67            2.59           1.22         2.54         1.26

Less: Distributions
Distributions from net realized
  gain on investment and
  foreign currency
  transactions                          (.99)           (.50)          (.09)        (.76)          -0-
Net asset value, end of period        $16.94          $16.26         $14.17       $13.04       $11.26

Total Return
Total investment return
  based on net asset value(f)          10.48%          18.44%          9.34%       22.87%       12.60%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $3,947          $3,266           $934         $468           $1
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements              2.20%(g)        2.20%(h)       2.20%        2.20%        2.40%(g)
  Expenses, before
    waivers/reimbursements              2.38%(g)        2.59%(h)       3.28%       10.96%       19.94%(g)
  Net investment loss                   (.99)%(c)(g)    (.30)%(h)      (.80)%(c)    (.73)%(d)    (.78)%(d)(g)
Portfolio turnover rate                   33%             79%            66%          85%          62%




See footnote summary on page 40.


36 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Advisor Class
                                    ----------------------------------------------------------------------
                                      Six Months
                                        Ended                                                   July 22,
                                     December 31,              Year Ended June 30,             2002(a) to
                                         2006      -----------------------------------------    June 30,
                                     (unaudited)        2006           2005         2004          2003
                                    -------------  --------------  ------------  -----------  ------------
Net asset value,
  beginning of period                 $16.89            $14.56         $13.27       $11.36       $10.00

Income from Investment
  Operations
Net investment income(b)                  -0-(c)(e)        .11(c)         .02(c)       .01(d)       .02(d)
Net realized and unrealized
  gain on investment and
  foreign currency
  transactions                          1.83              2.72           1.36         2.70         1.34
Contribution from Advisor                 -0-               -0-(e)         -0-          -0-          -0-
Net increase in net asset value
  from operations                       1.83              2.83           1.38         2.71         1.36

Less: Dividends and
  Distributions
Dividends from net investment
  income                                (.05)               -0-            -0-(e)     (.04)          -0-
Distributions from net realized
  gain on investment and
  foreign currency
  transactions                          (.99)             (.50)          (.09)        (.76)          -0-
Total dividends and
  distributions                        (1.04)             (.50)          (.09)        (.80)          -0-
Net asset value, end of period        $17.68            $16.89         $14.56       $13.27       $11.36

Total Return
Total investment return
  based on net asset value(f)          11.03%            19.61%         10.43%       24.17%       13.60%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $67,732           $68,427        $26,104      $20,202       $2,270
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements              1.20%(g)          1.20%(h)       1.20%        1.26%        1.40%(g)
  Expenses, before
    waivers/reimbursements              1.35%(g)          1.58%(h)       2.18%        7.46%       17.42%(g)
  Net investment income                  .00%(c)(g)(i)     .67%(c)(h)     .13%(c)      .08%(d)      .22%(d)(g)
Portfolio turnover rate                   33%               79%            66%          85%          62%




See footnote summary on page 40.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      Class R
                                        ------------------------------------
                                         Six Months
                                           Ended                  September 1,
                                        December 31,  Year Ended   2004(j) to
                                            2006       June 30,     June 30,
                                        (unaudited)      2006         2005
                                        -----------  -----------  -----------
Net asset value, beginning of period      $16.68       $14.44       $12.72

Income from Investment Operations
Net investment loss(b)(c)                   (.04)        (.01)        (.04)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                              1.79         2.75         1.85
Contribution from Advisor                     -0-          -0-(e)       -0-
Net increase in net asset value from
  operations                                1.75         2.74         1.81

Less: Distributions
Distributions from net realized gain
  on investment and foreign currency
  transactions                              (.99)        (.50)        (.09)
Net asset value, end of period            $17.44       $16.68       $14.44

Total Return
Total investment return based on
  net asset value(f)                       10.70%       19.14%       14.22%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $10           $7           $6
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.70%(g)     1.70%(h)     1.70%(g)
  Expenses, before waivers/
    reimbursements                          1.96%(g)     2.41%(h)     2.76%(g)
  Net investment loss(c)                    (.49)%(g)    (.04)%(h)    (.31)%(g)
Portfolio turnover rate                       33%          79%          66%


See footnote summary on page 40.


38 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      Class K
                                        ------------------------------------
                                        Six Months
                                           Ended                    March 1,
                                        December 31,  Year Ended   2005(j) to
                                            2006       June 30,     June 30,
                                        (unaudited)      2006         2005
                                        -----------  -----------  -----------
Net asset value, beginning of period      $16.74       $14.47       $14.52

Income from Investment Operations
Net investment income (loss)(b)(c)          (.02)         .03          .03
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                     1.82         2.74         (.08)
Contribution from Advisor                     -0-          -0-(e)       -0-
Net increase (decrease) in net asset
  value from operations                     1.80         2.77         (.05)

Less: Distributions
Distributions from net realized gain
  on investment and foreign currency
  transactions                              (.99)        (.50)          -0-
Net asset value, end of period            $17.55       $16.74       $14.47

Total Return
Total investment return based on
  net asset value(f)                       10.96%       19.32%        (.34)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $14          $12          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.45%(g)     1.45%(h)     1.45%(g)
  Expenses, before waivers/
    reimbursements                          1.67%(g)     2.09%(h)     3.10%(g)
  Net investment income (loss)(c)           (.24)%(g)     .20%(h)      .54%(g)
Portfolio turnover rate                       33%          79%          66%


See footnote summary on page 40.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Class I
                                        ------------------------------------
                                         Six Months
                                           Ended                    March 1,
                                        December 31,  Year Ended   2005(j) to
                                            2006       June 30,     June 30,
                                        (unaudited)      2006         2005
                                        -----------  -----------  -----------
Net asset value, beginning of period      $16.80       $14.48       $14.52

Income from Investment Operations
Net investment income(b)(c)                   -0-(e)      .07          .04
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                     1.82         2.75         (.08)
Contribution from Advisor                     -0-          -0-(e)       -0-
Net increase (decrease) in net asset
  value from operations                     1.82         2.82         (.04)

Less: Dividends and Distributions
Dividends from net investment income        (.04)          -0-          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                              (.99)        (.50)          -0-
Total dividends and distributions          (1.03)        (.50)          -0-
Net asset value, end of period            $17.59       $16.80       $14.48

Total Return
Total investment return based on
  net asset value(f)                       11.04%       19.65%        (.28)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $12          $11          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.20%(g)     1.20%(h)     1.20%(g)
  Expenses, before waivers/
    reimbursements                          1.39%(g)     1.76%(h)     2.85%(g)
  Net investment income(c)                   .01%(g)      .45%(h)      .79%(g)
Portfolio turnover rate                       33%          79%          66%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(e)  Amount is less than $0.01.

(f) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  The ratio includes expenses attributable to costs of proxy solicitation.

(i)  Amount is less than 0.01%

(j)  Commencement of distribution.


40 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Michael R. Baldwin, Senior Vice President
Norman M. Fidel, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Scott E. McElroy, Vice President
Siobhan F. McManus, Vice President
Daniel Nordby, Vice President
Thomas A. Schmitt, Vice President
Jane E. Schneirov, Vice President
Francis X. Suozzo, Vice President
Christopher M. Toub, Vice President
Janet A. Walsh, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group. The Adviser's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The research sector heads include: Norman M. Fidel, Jane E. Schneirov, Scott McElroy, Janet A. Walsh, Thomas A. Schmitt and Francis X Suozzo.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 41


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Global Research Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


42 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                Net Assets         Advisory Fee
                 02/28/06         Based on % of
Category        (million)    Average Daily Net Assets            Fund
-------------------------------------------------------------------------------
International    $121.7    75 bp on 1st $2.5 billion     Global Research Growth
                           65 bp on next $2.5 billion    Fund, Inc.
                           60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           As a % of Average
Fund                                        Amount         Daily Net Assets
-------------------------------------------------------------------------------
Global Research Growth Fund, Inc.(4)       $82,000               0.15%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                             Expense Cap
                             Pursuant to
                               Expense
                             Limitation           Gross              Fiscal
Fund                        Undertaking      Expense Ratio(5)       Year End
-------------------------------------------------------------------------------
Global Research Growth     Class A-1.50%          2.04%             June 30
Fund, Inc.(6)              Class B-2.20%          2.73%          (ratios as of
                           Class C-2.20%          2.76%           December 31,
                           Class R-1.70%          2.77%              2005)
                           Class K-1.45%          2.10%
                           Class I-1.20%          1.76%
                         Adv. Class-1.20%         1.74%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  The Adviser waived this expense reimbursement by the Fund.

(5)  Annualized.

(6) The stated caps were implemented on February 2, 2004 with respect to Class A, Class B, Class C and Advisor Class shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 1.70%, 2.40%, 2.40% and 1.40%, respectively.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 43


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:


44 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


                  Net Assets    AllianceBernstein ("AB")   Effective     Fund
                   02/28/06     Institutional ("Inst.")    AB Inst.    Advisory
Fund                ($MIL)           Fee Schedule          Adv. Fee     Fee(7)
-------------------------------------------------------------------------------
Global Research     $121.7     Global Research              0.564%      0.750%
Growth Fund, Inc.              Growth Schedule
                               80 bp on 1st $25 m
                               60 bp on next $25 m
                               50 bp on next $50 m
                               40 bp on the balance
                               Minimum account size $50 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                     AVPS Portfolio                 Fee Schedule
-------------------------------------------------------------------------------
Global Research         Global Research          0.75% on first $2.5 billion
Growth Fund, Inc.       Growth Portfolio         0.65% on next $2.5 billion
                                                 0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(8) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                         Fee
-------------------------------------------------------------------------------
Global Growth                                               1.70%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                           ACITM Mutual Fund                     Fee
-------------------------------------------------------------------------------
Global Research
Growth Fund, Inc.       Alliance Global Research Growth(9)          0.30%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


(7) Fund management fee information was provided by Lipper. See Section II for additional discussion.

(8) The "all-in" fee shown is for the class A shares of Global Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.

(9)  This ACITM fund is privately placed or institutional.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 45


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(10)

At the request of the Senior Officer, independent counsel for the Independent Directors and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(11) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest globally, can either be large cap or multi-cap and have an investment style of growth or core (blend).(12)

                                       Effective       Lipper
                                      Management       Group
Fund                                    Fee(13)        Median         Rank
-------------------------------------------------------------------------------
Global Research Growth Fund, Inc.       0.750          0.988          1/4
                                        0.750          0.969          2/13


(10) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(11) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) The Fund's Lipper investment classification/objective is Global Multi-Cap Growth Fund ("GMLG"). The Fund's expanded Lipper Expense Group, including the Fund, consists of 5 funds with the investment classification/objective of GMLG, 3 funds of Global Large-Cap Core ("GLCC") and 5 funds of Global Large-Cap Core ("GLCC").

(13) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.


46 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(14) and Lipper Expense Universe.(15) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(16)

                      Expense      Lipper      Lipper      Lipper      Lipper
                       Ratio       Group       Group      Universe    Universe
Fund                  (%)(17)     Median(%)     Rank      Median(%)     Rank
-------------------------------------------------------------------------------
Global Research        1.499       1.831         1/4       1.651        5/12
Growth Fund, Inc.      1.499       1.810        2/13         N/A         N/A

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's net revenues for services provided to the Fund were negative for calendar years 2005 and 2004.

Although the Adviser does not receive direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have


(14) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(15) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(16)  See footnote 12.

(17)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 47


referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(18)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                      Amount Received
-------------------------------------------------------------------------------
Global Research Growth Fund, Inc.                             $1,984

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                 12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
Global Research Growth Fund, Inc.          $93,449                 $291

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005


(18) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


48 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                        ABIS Fee(19)
-------------------------------------------------------------------------------
Global Research Growth Fund, Inc.                             $23,369

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work


(19) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 49


will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Fund(20) relative to its Lipper Performance Group(21) and Lipper Performance Universe(22) for the periods ended December 31, 2005:

Global Research Growth Fund, Inc.             Group            Universe
-------------------------------------------------------------------------------
  1 year                                       1/4               3/12
  3 year                                       1/4               1/10

Set forth below are the 1 and 3 year, and since inception performance returns of the Fund (in bold)(23) versus its benchmarks:(24)

                                           Periods Ending December 31, 2005
                                                Annualized Performance
-------------------------------------------------------------------------------
                                          1              3           Since
Fund                                    Year           Year        Inception
-------------------------------------------------------------------------------
Global Research Growth Fund, Inc.       15.82          20.41         16.90
MSCI World Index (Net)                   9.49          18.69         14.84
MSCI World Growth (Net)                  9.41          15.83         12.65

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(20)  The performance rankings are for the Class A shares of the Fund.

(21)  The Lipper Performance Group is identical to the Lipper Expense Group.

(22) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(23)  The performance returns shown are for the Class A shares of the Fund.

(24) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


50 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
AllianceBernstein Global High Income Fund*

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 51


NOTES


52 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GRG-0152-1206


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Research Growth Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: February 28, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: February 28, 2007